UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 31, 2023

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 2.02.    Results of Operations and Financial Condition.
On January 31, 2023, Mercury Systems, Inc. (the “Company”) issued a press release and an earnings presentation regarding its financial results for the second quarter of fiscal 2023 ended December 30, 2022. The Company’s earnings release and earnings presentation are attached as exhibits 99.1 and 99.3 to this Current Report on Form 8-K and incorporated by reference herein.
    Information in Item 2.02 of this Current Report on Form 8-K and the exhibits 99.1 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Use of Non-GAAP Financial Measures
    In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors more completely understand its past financial performance and prospects for the future. However, the presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company’s Board of Directors has appointed Michelle M. McCarthy as the Company’s interim Chief Financial Officer and Treasurer effective February 17, 2023, in addition to her current duties as the Company’s Senior Vice President, Chief Accounting Officer. On January 25, 2023, Michael D. Ruppert, the Company’s Executive Vice President, Chief Financial Officer, and Treasurer informed the Company that he will be departing on February 17, 2023. The Company has initiated a search for a successor Chief Financial Officer. Mr. Ruppert’s departure is not related to any issues or disagreements on the Company’s financial statement disclosures or accounting policies or practices.
Ms. McCarthy, age 42, joined the Company in 2018 as its Vice President, Chief Accounting Officer. She was promoted to Senior Vice President, Chief Accounting Officer in 2022. Prior to joining the Company, Ms. McCarthy was Corporate Controller of Analog Devices, Inc., a publicly traded, global high-performance analog technology company, from 2015 to 2018, and she served as Assistant Corporate Controller at Analog Devices from 2011 to 2015. Prior to that, Ms. McCarthy served in various positions throughout the assurance practice at Ernst & Young LLP. Ms. McCarthy is a Certified Public Accountant.
Ms. McCarthy will not receive any additional compensation for assuming the role of interim Chief Financial Officer and Treasurer other than her being awarded a $200,000 restricted stock award effective February 15, 2023, with four-year time-based vesting. Consistent with the Company’s prior practice for granting equity awards, the number of shares to be granted to Ms. McCarthy will be determined by dividing the target value by the average closing price of Mercury’s common stock during the 30 calendar days prior to February 15, 2023. In the event that Ms. McCarthy receives additional compensation for this interim role beyond the equity award discussed herein, the Company will file an amendment to this Current Report on Form 8-K with a summary of such compensation.
There are no family relationships between Ms. McCarthy and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01.    Regulation FD Disclosure.
Strategic Review
In the earnings release issued on January 31, 2023, the Company announced that its Board of Directors has approved a plan to explore strategic alternatives, including a potential sale of the Company. There can be no assurance that any transaction will be approved or consummated. The Company does not intend to further comment publicly on these matters unless it determines it is in the best interest of the Company and its shareholders to do so.
The earnings release is furnished as Exhibit 99.1 hereto. The information provided in Item 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.1 shall not be deemed ‘filed’ for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Chief Financial Officer Transition
On January 31, 2023, the Company issued a press release announcing that Michelle M. McCarthy has been appointed as the Company’s interim Chief Financial Officer and Treasurer upon the departure of Michael D. Ruppert from that role effective February 17, 2023.
The press release is furnished as Exhibit 99.2 hereto. The information provided in Item 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.2 shall not be deemed ‘filed’ for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 31, 2023 of Mercury Systems, Inc. (Earnings and Strategic Review)
99.2	Press Release, dated January 31, 2023 of Mercury Systems, Inc. (Chief Financial Officer Transition)
99.3	Earnings Presentation, dated January 31, 2023 of Mercury Systems, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 31, 2023	MERCURY SYSTEMS, INC.

By: /s/ Michael D. Ruppert Michael D. Ruppert Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 31, 2023 of Mercury Systems, Inc. (Earnings and Strategic Review)
99.2	Press Release, dated January 31, 2023 of Mercury Systems, Inc. (Chief Financial Officer Transition)
99.3	Earnings Presentation, dated January 31, 2023 of Mercury Systems, Inc.